UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2014

BEAM INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 21, 2014, Beam Inc. (“Beam”) commenced the mailing of its definitive proxy statement, dated February 19, 2014 (the “Proxy Statement”), to its stockholders in connection with a special meeting of its stockholders, the purpose of which is to consider and vote on proposals relating to the proposed acquisition of Beam by Suntory Holdings Limited, a Japanese corporation (“Suntory Holdings”), for $83.50 per share in cash, pursuant to the Agreement and Plan of Merger, dated January 12, 2014, among Beam, Suntory Holdings and SUS Merger Sub Limited, a Delaware corporation and a wholly-owned subsidiary of Suntory Holdings.

Beam’s ordinary course compensation practices include consideration of base salary increases and equity grants for executive officers in February each year. In connection with the approval on February 25, 2014 of Beam’s 2014 annual equity grants, certain changes to base salaries and 2014 bonus targets for certain of Beam’s executive officers, Beam is providing the following information in order to supplement certain disclosures contained in the Proxy Statement. The following information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All capitalized terms used in this Current Report have the meanings set forth in the Proxy Statement, unless otherwise defined herein.

The disclosure under the heading “Summary Table” beginning on page 52 of the Proxy Statement is supplemented by replacing, in its entirety, the narrative disclosure, table and footnotes set forth under such heading with the following:

The following table sets forth the cash proceeds that each of our directors and executive officers would receive at the closing of the merger in respect of their Beam common stock, Stock Options, RSU Awards, DSU Awards and Performance Awards, based on his or her beneficial ownership as of February 25, 2014, and assuming the merger is completed on April 30, 2014. All share and unit numbers have been rounded to the nearest whole number. The table below reflects the regular quarterly dividend of $0.225 per share of Beam common stock, payable in cash on March 3, 2014 to stockholders of record at the close of business on February 6, 2014.

Equity Summary Table

Interested Party	Shares Beneficially Owned (#)(1)	Shares Beneficially Owned ($)(1)	Performance Awards (#)(2)	Performance Awards ($)(2)	RSUs (#)(3)	RSUs ($)(3)	Stock Options (#)(4)	Stock Options ($)(4)	DSUs (#)	DSUs ($)	Estimated Total Cash Consideration (5)

Directors
Richard A. Goldstein	16,078	$1,342,513	—		—	—	—		—	—	$1,342,513
Stephen W. Golsby	5,601	$467,684	—		—	—	—		—	—	$467,684
Ann F. Hackett	2,787	$232,715	—		—	—	—		10,724	$920,423	$1,153,138
A. D. David Mackay	35,324	$2,949,554	—		—	—	—		—	—	$2,949,554
Gretchen W. Price	4,831	$403,389	—		—	—	—		—	—	$403,389
Robert A. Steele	4,785	$399,548	—		—	—	—		—	—	$399,548
Peter M. Wilson	28,832	$2,407,472	—		—	—	2,490	$38,380	—	—	$2,445,852
Executive Officers
Matthew J. Shattock*	79,527	$6,640,525	46,759	$3,977,178	89,339	$7,618,318	594,216	$21,868,911	—	—	$40,104,932
Albert Baladi	2,689	$224,532	7,204	$612,600	19,805	$1,688,405	112,574	$3,839,865	—	—	$6,365,402
Nicholas I. Fink	1,747	$145,859	5,064	$430,963	9,812	$831,785	38,829	$1,160,259	—	—	$2,568,866
Kevin B. George	3,279	$273,797	6,781	$576,896	19,211	$1,638,334	124,754	$4,472,048	—	—	$6,961,075
C. Clarkson Hine	26,049	$2,175,132	3,617	$307,728	10,434	$889,850	110,801	$3,789,134	—	—	$7,161,844
Mindy Mackenzie	3,108	$259,494	5,623	$478,271	12,863	$1,095,688	93,298	$3,214,733	—	—	$5,048,186
William A. Newlands	5,084	$424,548	10,117	$860,633	26,955	$2,297,933	171,645	$4,888,946	—	—	$8,472,060
John Owen	—	$—	374	$31,304	3,284	$275,558	—	$—	—	—	$306,862
Robert F. Probst	5,125	$427,962	10,117	$860,633	26,955	$2,297,933	274,121	$10,354,754	—	—	$13,941,282
Kenton R. Rose	7,826	$653,475	5,877	$500,021	13,113	$1,117,026	199,573	$6,562,503	—	—	$8,833,025

	232,673	$19,428,195	101,531	$8,636,227	231,770	$19,750,831	1,722,301	$60,189,532	10,724	$920,423	$108,925,212

*	Also a director

(1)	The shares included in this column are not subject to any vesting restrictions. In general, “beneficial ownership” includes any shares over which a person has voting or investing power. To our knowledge, all parties listed above have sole voting and investing power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.
(2)	Except with respect to Performance Awards granted after the date of the merger agreement, holders of Performance Awards will be entitled to receive an amount of cash equal to the sum of (i) the product of (a) the merger consideration and (b) the prorated number of performance shares that become vested as a result of the merger, with the applicable performance goals deemed to have been satisfied at 100% of the target level of performance and (ii) all dividend equivalents accrued with respect to such prorated number of performance shares subject to such Performance Awards. The Performance Awards included in this column include the prorated portion of the Performance Awards granted by the Company on February 25, 2014 as part of the 2014 annual equity grants. The full number of shares subject to the February 2014 Performance Awards for the executive officers were as follows: Matthew J. Shattock (28,238); Albert Baladi (4,807); Nicholas I. Fink (3,365); Kevin B. George (3,605); C. Clarkson Hine (1,923); Mindy Mackenzie (3,365); William A. Newlands (5,528); John Owen (3,365); Robert F. Probst (5,528); and Kenton R. Rose (3,124). The Performance Awards granted on February 25, 2014 will vest on a pro rata basis from the grant date until the effective time of the merger with the applicable performance goals deemed to have been satisfied at 100% of the target level of performance, and any portion of such Performance Awards that does not vest at the effective time of the merger will be forfeited for no consideration.
(3)	Except with respect to RSUs granted after the date of the merger agreement, holders of RSUs will be entitled to receive an amount of cash equal to the sum of (i) the product of (a) the merger consideration multiplied by (b) the vested portion of the number of RSUs subject to the RSU Award and (2) all dividend equivalents accrued with respect to such underlying vested RSUs to the extent such dividend equivalents are required by the applicable award agreement. The RSUs included in this column include the prorated portion of the RSUs granted by the Company on February 25, 2014 as part of the 2014 annual equity grants. The full number of the February 2014 RSUs for the executive officers were as follows: Matthew J. Shattock (28,238); Albert Baladi (7,210); Nicholas I. Fink (5,047); Kevin B. George (5,407); C. Clarkson Hine (2,884); Mindy Mackenzie (5,047); William A. Newlands (8,291); John Owen (5,047); Robert F. Probst (8,291); and Kenton R. Rose (4,686). The RSUs granted on February 25, 2014 will vest on a pro rata basis from the grant date until the effective time of the merger, and any portion of such RSUs that does not vest at the effective time of the merger will be forfeited for no consideration.
(4)	Each of the outstanding Stock Options will be converted into the right to receive a cash payment in an amount equal to the product of (i) the vested portion of the total number of shares of common stock subject to such Stock Option and (ii) the excess, if any, of the merger consideration over the per share exercise price of such Stock Option.

(5)	As described in greater detail above in “—Treatment of Outstanding Equity Awards,” beginning on page 51, all unvested Performance Awards granted prior to the date of the merger agreement will vest on a pro rata basis (with the applicable performance goals deemed to have been satisfied at 100% of the target level of performance) and all other unvested equity awards will vest in full (or, if granted following the date of the merger agreement, on a pro rata basis) immediately prior to the merger and will then be cashed out for the merger consideration upon completion of the merger. The values set forth in this column also include the cash consideration to be paid for all shares listed in the “Shares Beneficially Owned” column and all vested Stock Options. Depending on when the merger occurs, certain equity awards that are now unvested may vest pursuant to the terms of the equity awards based upon the completion of continued service with Beam or the prior achievement of performance goals, in either case, independent of the occurrence of the merger.

The last sentence under the heading “Change in Control Severance Benefits Agreements with Executive Officers” beginning on page 53 of the Proxy Statement is replaced it in its entirety with the following:

For illustrative purposes only, it is currently estimated that, assuming the merger is completed on April 30, 2014 and a qualifying termination of each of Beam’s executive officers occurs immediately following completion of the merger, Beam’s executive officers would be entitled to receive, in the aggregate, approximately $27,000,000 in severance benefits under the CIC Agreements.

The disclosure under the heading “Golden Parachute Compensation” beginning on page 54 of the Proxy Statement is supplemented by replacing, in its entirety, the paragraph immediately preceding the table entitled “Golden Parachute Payment” and the “Golden Parachute Payment Table” and the related footnotes to such table beginning on page 55 of the Proxy Statement with the following:

The table below does not include any amounts with respect to Beam’s nonqualified deferred compensation plan as participants in such plan will receive payment of their account balances but are not eligible to receive any benefit enhancements in connection with a change in control or subsequent termination of employment. The table below reflects the regular quarterly dividend of $0.225 per share of Beam common stock, payable in cash on March 3, 2014 to stockholders of record at the close of business on February 6, 2014.

	Golden Parachute Payment (1)
	Cash(2)	Equity(3)	Pension/ NQDC(4)	Perquisites/ Benefits(5)	Tax Reimbursement(6)	Other	Total

Matthew J. Shattock
President & Chief Executive Officer	$8,551,628	$20,867,923	$0	$45,352	$0	$0	$29,464,903
Robert F. Probst
SVP & Chief Financial Officer	$2,608,636	$5,870,724	$0	$28,323	$0	$0	$8,507,683
William A. Newlands
SVP, President North America	$2,621,525	$5,870,724	$0	$32,082	$0	$0	$8,524,331
Albert Baladi(7)
SVP, President EMEA	$2,180,317	$4,317,801	$0	$27,515	$0	$0	$6,525,633
Philip Baldock(8)
SVP, President APSA	$0	$0	$0	$0	$0	$0	$0

(1)	All amounts reflected in the table are attributable to double-trigger arrangements (i.e., the amounts are triggered by the change in control that will occur upon completion of the merger and payment is conditioned upon the officer’s qualifying termination of employment within 24 months following the change in control), except for the accelerated vesting and payment in cancellation of Stock Options, RSUs and Performance Awards, which will occur upon completion of the merger and with respect to which payment is not conditioned upon the officer’s involuntary termination.
(2)	Amounts reflect cash severance benefits that would be payable in a lump sum payment under the CIC Agreements entered into with each of the named executive officers, assuming an involuntary termination by Beam other than for cause or due to disability or a resignation by the named executive officer for good reason, in each case, within 24 months following a change in control. The cash severance benefits payable under these agreements are equal to the sum of (i) two times (or, in the case of Mr. Shattock, three times) the sum of the executive officer’s annual base salary, target annual incentive compensation award for the year of termination and the maximum amount that could have been allocated to the executive officer’s 401(k) retirement plan account for the year preceding the year of termination, including Beam’s 401(k) matching contributions and the supplemental profit sharing allocation under Beam’s nonqualified deferred compensation plan (Mr. Shattock—$8,066,598, Mr. Probst—$2,438,636, Mr. Newlands—$2,452,375, Mr. Baladi—$2,040,297, and Mr. Baldock—$0), (ii) an annual incentive payout for the year of termination of employment under Beam’s annual incentive plan, prorated for the portion of the year in which the executive officer was employed by Beam and assuming target level performance (Mr. Shattock—$459,767, Mr. Probst—$170,000, Mr. Newlands—$169,150, Mr. Baladi—$140,020, and Mr. Baldock—$0), and (iii) an amount equal to the nonvested portion of the executive officer’s account balances under Beam’s 401(k) retirement plan and the defined contribution plan of any affiliate of Beam under which the executive officer has an account balance ($25,263 reported for Mr. Shattock and $0 reported for the other named executive officers).
(3)	Amounts reflect the cash consideration to be received by each named executive officer in connection with the accelerated vesting and cancellation of Stock Options, RSUs and Performance Awards held by each of the named executive officers, which acceleration of vesting will occur upon completion of the merger. The cash consideration to be received by each named executive officer with respect to the cancellation of vested equity awards and the accelerated vesting and cancellation of Stock Options, RSUs and Performance Awards held by each of the named executive officers is summarized in the following table:

	Vested Options Prior to the Effective Time (#)(***)	Vested Options Prior to the Effective Time($)(*)(***)	Unvested Options Prior to the Effective Time(#)(****)	Unvested Options Prior to the Effective Time ($)(*)(****)	Unvested RSUs Prior to the Effective Time(#)	Unvested RSUs Prior to the Effective Time($)(**)	Unvested Performance Awards Prior to the Effective Time(#)	Unvested Performance Awards Prior to the Effective Time($)(**)
Matthew J. Shattock	329,264	$12,596,484	264,952	$9,272,427	89,339	$7,618,318	46,759	$3,977,178
Robert F. Probst	195,839	$7,642,596	78,282	$2,712,158	26,955	$2,297,933	10,117	$860,633
William A. Newlands	93,363	$2,176,788	78,282	$2,712,158	26,955	$2,297,933	10,117	$860,633
Albert Baladi	54,514	$1,823,068	58,060	$2,016,796	19,805	$1,688,405	7,204	$612,600
Philip Baldock	8,542	$139,323	0	$0	0	$0	0	$0

(*)	Reflects a cash payment equal to the product of (a) the total number of shares subject to the option multiplied by (b) the excess of the merger consideration over the exercise price per share subject to such option.
(**)	Includes all dividend equivalents accrued with respect to the vested awards.
(***)	Includes unvested options that are scheduled to vest on or prior to April 30, 2014.
(****)	Excludes unvested options that are scheduled to vest on or prior to April 30, 2014.

The table above reflects the regular quarterly dividend of $0.225 per share of Beam common stock, payable in cash on March 3, 2014 to stockholders of record at the close of business on February 6, 2014.

(4)	Reflects amounts payable under Beam’s nonqualified deferred compensation plan, which is a supplemental plan that pays the difference between the profit sharing contribution provided under the tax-qualified defined contribution plan and the contribution that would have been made if the Code did not limit the compensation that may be taken into account under tax-qualified retirement plans.
(5)	Amounts reflect the cost of providing 24 months (or, in the case of Mr. Shattock, 36 months) of continued coverage under Beam’s life, health, accident, disability and other employee plans.
(6)	None of the named executive officers is eligible to receive an excise tax gross up.
(7)	In the case of Mr. Baladi, severance amounts have been converted to U.S. dollars from Euros based on the exchange rate in effect on February 25, 2014 of 1 EUR to 1.3745 USD.
(8)	Mr. Baldock served as SVP, President APSA through December 31, 2013. Because Mr. Baldock separated from Beam prior to the merger, he is not eligible to receive any severance benefits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC.
(Registrant)

Date: February 28, 2014	By:	/s/ Kenton R. Rose
	Name:	Kenton R. Rose
	Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary